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                                                                   EXHIBIT 23(A)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the use of our report dated September 3, 1997 included in LTX Corporations's Form 10K for the year ended July 31, 1997 and to all references to our Firm included in this registration statement.



                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 18, 1998